Exhibit 99.1
PLAYSTUDIOS ACQUIRES MOBILE CASUAL GAME STUDIO BRAINIUM,
ADDING A RICH SUITE OF POPULAR GAMES TO THE COMPANY’S PORTFOLIO
The acquisition is accretive to earnings and aligns with PLAYSTUDIOS’ vision to diversify its game portfolio and bring playAWARDS to a significantly larger audience, further demonstrating the value of the company’s unique rewarded-play model.
LAS VEGAS, OCTOBER 13, 2022 – PLAYSTUDIOS, Inc. (NASDAQ: MYPS) (“PLAYSTUDIOS” or the “Company”), the creator of the playAWARDS loyalty platform and an award-winning developer of free-to-play mobile and social games that offer real-world rewards to players, today announced the acquisition of Brainium, a long-standing publisher of casual games. The acquisition consists of $70 million in upfront cash with contingent consideration tied to the performance of Brainium for the period from the closing of the acquisition through December 31, 2022. The acquisition adds a rich suite of popular casual games, such as Solitaire, Spider Solitaire, Sudoku, and Mahjong, to PLAYSTUDIOS’ best-in-class game portfolio, and more than doubles the company’s average daily active users, enhancing the reach and appeal of its playAWARDS platform to players and rewards partners.
“The acquisition of Brainium brings a suite of thoughtfully designed and highly engaging casual games to PLAYSTUDIOS. It also further diversifies our business by complementing our largely in-app-purchase (IAP) based revenue model with a meaningful amount of advertising revenue,” said Andrew Pascal, founder and CEO of PLAYSTUDIOS. “We look forward to welcoming the Brainium team and working together to fully leverage our combined strengths in order to put real-world rewards in the hands of significantly more players.”
“The acquisition of Brainium checks all the boxes on our growth strategy: it’s accretive to earnings, it more than doubles our average daily active users, expands our portfolio of games in new genres, diversifies our revenue streams, and advances our playAWARDS platform position, all of which further establish our position as leaders in rewarded play,” added Jason Hahn, EVP of Corporate and Business Development of PLAYSTUDIOS.
Brainium, a passionate, Portland-based team of creative game designers and engineers, will retain its brand name and leadership team as part of PLAYSTUDIOS. Founded in 2008, Brainium has a long-standing reputation for elegant and inspiring game development and for bringing apps to market that have industry leading user retention, engagement, and profitability. Brainium currently offers 10 unique titles, which collectively reach nearly 5.5 million monthly active users and 2 million daily active users.
“PLAYSTUDIOS is the perfect home for Brainium as we enter this next phase of growth,” said Scott Willoughby, Chief Operating Officer of Brainium Studios. “We look forward to joining their talented team, leveraging their vast strategic resources, and offering the unique playAWARDS platform to Brainum’s loyal player base.”
PLAYSTUDIOS apps, including Tetris®, myVEGAS Slots, myVEGAS Blackjack, myVEGAS Bingo, POP! Slots, MGM Slots Live, and myKONAMI Slots, are available to download free on iOS, Android, Kindle, and Facebook.
PLAYSTUDIOS will host a conference call and audio webcast on Thursday, October 13, 2022 at 8:30 a.m. Eastern Time to discuss the acquisition. To listen to the audio webcast and Q&A, please visit the PLAYSTUDIOS investor relations website at ir.playstudios.com. Interested parties may also dial (866) 405-1203 or +1 (201) 689-8432. An audio replay of the webcast will be available on the PLAYSTUDIOS investor relations website shortly after the call.
About PLAYSTUDIOS
PLAYSTUDIOS, Inc. (Nasdaq: MYPS) creator of the groundbreaking playAWARDS loyalty platform is a publisher and developer of award-winning mobile games, including the iconic Tetris® mobile app, myVEGAS Slots, myVEGAS Blackjack, myVEGAS Bingo, POP! Slots, MGM Slots Live, and myKONAMI Slots. The playAWARDS loyalty platform enables players to earn real-world rewards from a global collection of iconic hospitality, entertainment, and leisure brands. playAWARDS partners include MGM Resorts International, Wolfgang Puck, Norwegian Cruise Line, Resorts World, IHG Hotels & Resorts, Bowlero, Gray Line Tours, and

Hippodrome Casino among others. Founded by a team of veteran gaming, hospitality, and technology entrepreneurs, PLAYSTUDIOS apps combine the best elements of popular casual games with compelling real-world experiences. To learn more about PLAYSTUDIOS, visit www.playstudios.com.
Daily Active Users (“DAU”): DAU is defined as the number of individuals who played a game on a particular day. We track DAU by the player ID, which is assigned for each game installed by an individual. As such, an individual who plays two different PLAYSTUDIOS games on the same day is counted as two DAU while an individual who plays the same PLAYSTUDIOS game on two different devices is counted as one DAU. Brainium tracks DAU by app instance ID, which is assigned to each installation of a game on a particular device. As such, an individual who plays two different Brainium games on the same day is counted as two DAU while an individual who plays the same game on two different devices is counted as two DAU. For both PLAYSTUDIOS and Brainium, average DAU is calculated as the average of the DAU for each day during the period presented. We use DAU as a measure of audience engagement to help us understand the size of the active player base engaged with our games on a daily basis.
Monthly Active Users (“MAU”): MAU is defined as the number of individuals who played a game in a particular month. As with DAU, an individual who plays two different PLAYSTUDIOS games in the same month is counted as two MAU while an individual who plays the same game on two different devices is counted as one MAU, and an individual who plays two different Brainium games on the same day is counted as two MAU while an individual who plays the same game on two different devices is counted as two MAU. Average MAU is calculated as the average of MAU for each calendar month during the period presented. We use MAU as a measure of audience engagement to help us understand the size of the active player base engaged with our games on a monthly basis.
Forward-Looking Statements This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the company’s acquisition of Brainium, its games, daily active users and monthly active users of the Brainium games, the financial performance of Brainium, integrating Brainium into PLAYSTUDIOS, the anticipated or expected impact of acquiring Brainium, its financial performance and expected benefits. The company’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events or results. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the Company’s ability to integrate Brainium and its employees into its operations; the Company’s reliance on the employees of Brainium to continue to operate and develop its games; the Company’s ability to maintain and grow the number of users of Brainium’s games; the impact of offering rewards to users of Brainium’s games; the Company’s ability to monetize the Brainium games; the company’s ability to execute its business plan for the integration of Brainium and its games; general economic, business, and/or competitive factors; and other risks and uncertainties included from time to time in the company’s other filings with the U.S. Securities and Exchange Commission (the “SEC”). Additional information will be made available in other filings that the company makes from time to time with the SEC. In addition, any forward-looking statements contained in this press release are based on assumptions that the company believes to be reasonable as of this date. The company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.
SOURCE: PLAYSTUDIOS, Inc.

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